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                                                                    Exhibit 99.2

      LADD FURNITURE, INC. AND SUBSIDIARIES - SUPPLEMENTAL FINANCIAL DATA
      July 14, 1999        CONTACT: John J. Ong, CFA       (336) 315-4049



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CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (PRELIMINARY AND UNAUDITED)
                                                                             Quarters Ended
                                             ---------------------------------------------------------------------------------------
In thousands, except per share data            7/3/99         4/3/99            1/2/99          10/3/98         7/4/98        4/4/98
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Net sales                                    $153,015        157,144          145,253         142,896         135,505       147,409
Cost of sales                                 122,043        126,973          116,713         115,160         108,173       120,733
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  Gross profit                                 30,972         30,171           28,540          27,736          27,332        26,676
Selling, general and administrative expenses   22,423         22,416           20,286          19,932          19,947        20,350
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  Operating income                              8,549          7,755            8,254           7,804           7,385         6,326
Other deductions:
  Interest expense                              1,827          2,048            2,123           2,220           2,371         2,584
  Other expense (income), net                     (37)           (95)              43             148             310          (126)
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                                                1,790          1,953            2,166           2,368           2,681         2,458
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  Earnings before income taxes                  6,759          5,802            6,088           5,436           4,704         3,868
Income tax expense                              2,443          2,205            2,377           2,117           1,835         1,508
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  Net earnings                               $  4,316          3,597            3,711           3,319           2,869         2,360
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Net earnings per common share - basic        $   0.55           0.46             0.47            0.42            0.37          0.30
Net earnings per common share - diluted      $   0.54           0.45             0.47            0.41            0.35          0.30
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Weighted average number of common
  shares outstanding - basic                    7,830          7,840            7,831           7,831           7,812         7,760
Weighted average number of common
  shares outstanding - diluted                  7,981          7,951            7,922           8,034           8,165         7,940
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CONDENSED CONSOLIDATED BALANCE SHEETS (PRELIMINARY AND UNAUDITED)

Dollar amounts in thousands                    7/3/99          4/3/99           1/2/99          10/3/98         7/4/98        4/4/98
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ASSETS
Current assets:
  Cash                                       $    196            147              110             156              89           114
  Trade accounts receivable                    90,361         99,008           90,286          94,861          85,253        91,709
  Inventories                                 105,789        103,699           98,798         103,353         102,129        95,101
  Prepaid expenses and other current assets     8,999          8,168            8,771           7,124           9,514         8,646
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    Total current assets                      205,345        211,022          197,965         205,494         196,985       195,570
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Property, plant and equipment                  64,917         65,408           66,297          66,189          66,406        66,255
Intangible and other assets                    70,568         70,907           72,703          73,836          74,431        76,333
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                                             $340,830        347,337          336,965         345,519         337,822       338,158
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LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current installments of long-term debt     $  6,590          6,590            6,590           6,590           6,590        11,476
  Trade accounts payable                       32,487         36,339           31,296          36,982          36,317        37,217
  Accrued expenses and other current
    liabilities                                41,999         41,710           37,384          38,617          35,252        33,925
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    Total current liabilities                  81,076         84,639           75,270          82,189          78,159        82,618
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Long-term debt, excluding current
  installments                                 95,110        102,420          104,585         109,540         109,629       109,390
Deferred and other liabilities                 12,294         12,107           12,589          13,067          12,657        12,826
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    Total liabilities                         188,480        199,166          192,444         204,796         200,445       204,834
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Total shareholders' equity                    152,350        148,171          144,521         140,723         137,377       133,324
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                                             $340,830        347,337          336,965         345,519         337,822       338,158
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